SEMIANNUAL REPORT

Premier Money
Market Shares

September 30, 2002

Treasury Portfolio

Portfolio Management Review

In the following interview, Portfolio Managers Darlene Rasel and Jan Buenner discuss the market environment and investment strategy for the six-month period ended September 30, 2002, as well as the outlook for upcoming months.

Q: How would you describe the economic environment for money market securities over the six-month period ended September 30?

A: Over the period, the Federal Reserve's Open Market Committee (FOMC) held interest rates steady, following its aggressive easing during 2001. The US economy grew slightly, as a result of strong consumer demand for housing, housing-related items and automobiles (helped by zero-percent financing). By contrast, disappointing corporate earnings and continuing questions about corporate accounting standards plagued the equity markets and led to sharply lower stock prices. The unemployment rate remained between 5.5 percent and 6.0 percent. The nation's modest level of GDP (gross domestic product) growth was described by economists as a "jobless recovery," leading to falling consumer confidence.

In this environment, many investors who were disenchanted with other areas of the financial markets saw fixed-income securities - including money market securities - as a haven. While yields of short-term taxable securities held steady, longer-term yields fell substantially, flattening the Treasury yield curve. The Fed shifted from an easing bias to a neutral bias last March. In its August meeting, the Fed's policy-making Open Market Committee admitted that it was paying close attention to the state of the financial markets in making decisions about interest rate levels. In September, the FOMC left interest rates unchanged, though two Fed governors dissented.

Portfolio Performance
As of September 30, 2002

7-Day Current Yield
Treasury Portfolio - Premier Money Market Shares	.79%

Past performance is no guarantee of future results.

Q: In light of these events, what has been the fund's recent strategy?

A: We have continued to manage the fund conservatively, maintaining very high portfolio quality standards, adjusting average maturity in response to market conditions. The barbell strategy (i.e., focusing on the shortest and longest money market maturities available to the fund) that had worked well for the fund for much of the period - enabling us to buy long-dated, high-yielding securities - lost some of its appeal as the yield curve flattened. In addition, we felt that the fund's large overnight (maturity) holdings could be vulnerable to cuts in the Federal Reserve's overnight interest rate for banks. For this reason, we replaced those holdings with purchases in the middle of the fund's available maturity range. During the period, the fund's average maturity was in the range of 41 and 57 days.

Q: What is your outlook for money market investments and the fund over the next several months?

A: The economy has left the trough of the mild recession of 2001. However, improvement has been slow and has not created a meaningful number of new jobs. Consumer confidence, which is tightly linked to job availability, is falling. Stocks have hit multiyear lows, dragged down by disappointing corporate earnings and continued questions about accounting practices. The potential for a double-dip recession exists. In this environment of slow, jobless growth, sagging stock markets, a weak industrial sector and waning consumer confidence, it seems possible that the Federal Reserve will reduce interest rates again. The string of rate cuts in 2001 from 6.50 percent to 1.75 percent helped prevent the economy from falling deeper into recession. It remains to be seen whether further rate cuts could have much of an impact, considering how low those rates already are.

As we've said, in light of the uncertainty surrounding future Fed policy, we have reduced overnight holdings in the portfolios. By adjusting the barbell strategy to include more investments along the entire money market yield curve, we have reduced our cash position to make the fund less susceptible to a rate cut, should an additional cut occur. We plan to pursue this strategy for the foreseeable future.

Darlene M. Rasel
Managing Director and Lead Portfolio Manager

Jan Buenner
Director and Portfolio Manager

A group of investment professionals is responsible for the day-to-day management of the portfolio. These professionals have a broad range of experience managing money market funds.

Notes

The fund's net yield is the annualized sum of the daily dividend rates for the period. Yields are historical, may fluctuate, and do not guarantee future performance.

Like all money market funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money.

The views expressed in this report reflect those of the portfolio manager only through the end of the period stated above. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio of Investments as of September 30, 2002 (Unaudited)

Treasury Portfolio

	Principal Amount ($)	Value ($)
Short-Term Notes 75.6%
Overseas Private Investment Corp., 1.78%*, 4/2/2007	7,280,000	7,280,000
US Treasury Bill, 1.615%**, 12/19/2002	5,000,000	4,982,280
US Treasury Bill, 1.625%**, 11/7/2002	5,000,000	4,991,649
US Treasury Bill, 1.64%**, 10/24/2002	5,000,000	4,994,761
US Treasury Bill, 1.665%**, 10/3/2002	5,000,000	4,999,538
US Treasury Bill, 1.665%**, 1/16/2003	5,000,000	4,975,256
US Treasury Note, 5.5%, 2/28/2003	3,000,000	3,040,746
US Treasury Note, 5.5%, 5/31/2003	2,000,000	2,042,712
US Treasury Note, 5.75%, 4/30/2003	3,000,000	3,060,951
Total Short-Term Notes (Cost $40,367,893)		40,367,893

Repurchase Agreements (b) 24.4%
Credit Suisse First Boston, 1.89%, dated 9/30/02, to be repurchased at $5,000,263 on 10/1/2002	5,000,000	5,000,000
Lehman Brothers, Inc., 1.87%, dated 9/30/02, to be repurchased at $3,000,156 on 10/1/2002	3,000,000	3,000,000
Morgan Stanley Dean Witter & Co., 1.85%, dated 9/30/02, to be repurchased at $5,000,257 on 10/1/2002	5,000,000	5,000,000
Total Repurchase Agreements (Cost $13,000,000)		13,000,000
Total Investment Portfolio - 100.0% (Cost $53,367,893) (a)		53,367,893

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2002.
** Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $53,367,893.
(b) Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities - Treasury Portfolio as of September 30, 2002 (Unaudited)
Assets
Investments in securities, at amortized cost	$ 40,367,893
Repurchase agreements, at amortized cost	13,000,000
Cash	60,857
Receivable for investments sold	1,181,032
Interest receivable	191,955
Due from Advisor	14,899
Total assets	54,816,636
Liabilities
Accrued management fee	9,307
Other accrued expenses and payables	107,334
Total liabilities	116,641
Net assets, at value	$ 54,699,995
Net Assets
Net assets consist of: Undistributed net investment income	17,965
Paid-in capital	54,682,030
Net assets, at value	$ 54,699,995
Net Asset Value
Service Shares Net assets applicable to shares outstanding	$ 25,940,395
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	25,940,339
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Premier Money Market Shares Net assets applicable to shares outstanding	$ 28,759,600
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	28,764,406
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended September 30, 2002 (Unaudited)
Investment Income	Treasury Portfolio
Income: Interest	$ 593,812
Expenses: Management fee	49,015
Services to shareholders	21,611
Custodian fees	6,651
Distribution service fees	72,725
Auditing	5,740
Legal	1,052
Trustees' fees and expenses	9,556
Reports to shareholders	9,848
Registration fees	9,876
Other	14,187
Total expenses, before expense reductions	200,261
Expense reductions	(28,088)
Total expenses, after expense reductions	172,173
Net investment income	421,639
Realized and Unrealized Gain (Loss) from Investment Transactions
Net realized gain (loss) from investments	-
Net increase (decrease) in net assets resulting from operations	$ 421,639

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Treasury Portfolio
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002
Operations: Net investment income	$ 421,639	$ 1,959,178
Net realized gain on investment transactions	-	5,442
Net increase (decrease) in net assets resulting from operations	421,639	1,964,620
Distributions to shareholders from: Net investment income (Service Shares)	(312,653)	(1,543,019)
Net investment income (Premier Money Market Shares)	(101,170)	(415,031)
Fund share transactions: Proceeds from shares sold	25,065,597	85,670,357
Reinvestment of distributions	452,330	1,952,608
Cost of shares redeemed	(43,106,276)	(103,839,947)
Net increase (decrease) in net assets from Fund share transactions	(17,588,349)	(16,216,982)
Increase (decrease) in net assets	(17,580,533)	(16,210,412)
Net assets at beginning of period	72,280,528	88,490,940
Net assets at end of period (including undistributed net investment income of $17,965 at September 30, 2002)	$ 54,699,995	$ 72,280,528

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Treasury Portfolio - Premier Money Market Shares

Years Ended March 31,	2002[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.02	.05
Less distributions from net investment income	(.004)	(.02)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.41c**	1.99	5.04c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	29	21	22
Ratio of expenses before expense reductions (%)	.99*	.93	1.12d*
Ratio of expenses after expense reductions (%)	.98*	.93	1.00d*
Ratio of net investment income (%)	.84*	2.16	5.20*

a For the six months ended September 30, 2002 (Unaudited).
b For the period April 28, 2000 (commencement of operations) to March 31, 2001.
c Total return would have been lower had certain expenses not been reduced.
d The ratios of operating expenses excluding costs incurred with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.10% and 1.00% respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Investors Cash Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund offers two series of shares (portfolios) - the Government Securities Portfolio and the Treasury Portfolio. The Government Securities Portfolio offers multiple classes of shares that include Service Shares, Institutional Shares and Managed Shares. The Treasury Portfolio offers Service Shares and Premier Money Market Shares. Certain detailed financial information for the Service Shares of the Treasury Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For the purposes of the daily dividend, net investment income includes all short-term realized gains (losses) and net long-term realized losses on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the portfolios.

Expenses. Expenses of the Fund arising in connection with each specific Portfolio are allocated to that Portfolio. Other Fund expenses which cannot be directly attributed to each Portfolio are apportioned among the Portfolios in the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

The Advisor has agreed to waive and reimburse certain operating expenses of the Fund as follows:

Portfolio	Expense Limit*
Treasury Portfolio: Service Shares	.25%
Premier Money Market Shares	1.00%

* Certain expenses such as reorganization, taxes, brokerage and interest expense are excluded from the expense limitation.

Under this arrangement, the Advisor reimbursed the Treasury Portfolio-Service Shares $14,899 for the six months ended September 30, 2002.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Fund. For the six months ended September 30, 2002, the amount charged to the Service Shares and Premier Money Market Shares of the Treasury Portfolio by SISC aggregated as follows:

Portfolio	Total Aggregated	Shareholder service fees waived by SISC	Unpaid at Sept. 30, 2002
Treasury Portfolio:
Service Shares	$ 785	$ 785	$ -
Premier Money Market Shares	19,625	1,068	10,611

Distribution Services Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of the Premier Money Market Shares of the Treasury Portfolio. For the six months ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at Sept. 30, 2002
Treasury Portfolio: Premier Money Market Shares	$ 31,326	$ 6,497

SDI provides information and administrative services ("Service Fee") to the Service Shares and Premier Money Market Shares of the Treasury Portfolio at an annual fee of up to 0.25% of average daily net assets. For the six months ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Service Fee Waived by SDI	Unpaid at Sept. 30, 2002	Effective Rate (%)
Treasury Portfolio: Service Shares	$ 10,073	$ 10,073	$ -	.00
Premier Money Market Shares	31,326	-	6,697.25

SDI has related service agreements with various firms to provide cash management and other services for Fund shareholders. SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended September 30, 2002, the Treasury Portfolio's custodian and transfer agent fees were reduced by $1,259 and $4, respectively, under these arrangements.

4. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Treasury Portfolio	Six months ended September 30, 2002		Year ended March 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	3,331,066	$ 3,331,067	31,543,738	$ 31,530,254
Premier Money Market Shares	21,734,530	21,734,530	54,145,756	54,140,103
		$ 25,065,597		$ 85,670,357
Shares issued to shareholders in reinvestment of distributions
Service Shares	331,579	$ 331,579	1,478,389	$ 1,478,389
Premier Money Market Shares	120,751	120,751	474,219	474,219
		$ 452,330		$ 1,952,608
Shares redeemed
Service Shares	(28,658,970)	$ (28,658,970)	(48,901,269)	$ (48,901,214)
Premier Money Market Shares	(14,447,306)	(14,447,306)	(54,938,678)	(54,938,733)
		$ (43,106,276)		$ (103,839,947)
Net increase (decrease)
Service Shares	(24,996,325)	$ (24,996,324)	(15,879,142)	$ (15,892,571)
Premier Money Market Shares	7,407,975	7,407,975	(318,703)	(324,411)
		$ (17,588,349)		$ (16,216,982)

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

Principal Underwriter
Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

This report is not to be distributed unless preceded or accompanied by an Investors Cash Trust prospectus.